UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006 (December 29, 2005)

FIRSTBANK FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in charter)

Georgia	000-51147	20-2198785
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

120 Keys Ferry Street, McDonough, Georgia	30253
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 583-2265

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

tem 1.01                Entering into a Material Definitive Agreement.

On December 29, 2005, First Bank of Henry County (the “Bank”), the wholly owned banking subsidiary of FirstBank Financial Services, Inc. (the “Registrant”), and J. Randall Dixon entered into an addendum to the employment agreement dated April 30, 2004, by and between the Bank and Mr. Dixon. The addendum clarifies (i) the number of options to be granted pursuant to the employment agreement, (ii) that the stock options granted to Mr. Dixon pursuant to the employment agreement will have an exercise price equal to the fair market value of the Registrant’s common stock on the date of the grant, and (iii) the formula for computation of the annual profitability bonus and the limitation on the payment of such bonus.

On December 29, 2005, the Bank and Thaddeus M. Williams entered into an addendum to the employment agreement dated April 30, 2004, by and between the Bank and Mr. Williams. The addendum clarifies (i) the number of options to be granted pursuant to the employment agreement, (ii) that the stock options granted to Mr. Williams pursuant to the employment agreement will have an exercise price equal to the fair market value of the Registrant’s common stock on the date of the grant, and (iii) the formula for computation of the annual profitability bonus and the limitation on the payment of such bonus.

On December 29, 2005, the Bank and Lisa J. Maxwell entered into an addendum to the employment agreement dated February 23, 2004, by and between the Bank and Ms. Maxwell. The addendum clarifies (i) the number of options to be granted pursuant to the employment agreement, (ii) that the stock options granted to Ms. Maxwell pursuant to the employment agreement will have an exercise price equal to the fair market value of the Registrant’s common stock on the date of the grant, and (iii) the limitation on the payment of any bonus pursuant to the employment agreement.

Item 9.01               Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 10.1	Employment Agreement by and between First Bank of Henry County and J. Randall Dixon.

	Exhibit 10.2	Addendum to Employment Agreement by and between First Bank of Henry County and J. Randall Dixon.

	Exhibit 10.3	Employment Agreement by and between First Bank of Henry County and Thaddeus M. Williams.

	Exhibit 10.4	Addendum to Employment Agreement by and between First Bank of Henry County and Thaddeus M. Williams.

	Exhibit 10.5	Employment Agreement by and between First Bank of Henry County and Lisa J. Maxwell.

	Exhibit 10.6	Addendum to Employment Agreement by and between First Bank of Henry County and Lisa J. Maxwell.

	Exhibit 10.7	First Bank of Henry County 2000 Stock Incentive Plan

	Exhibit 10.8	First Amendment to First Bank of Henry County 2000 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTBANK FINANCIAL SERVICES, INC.

By:	/s/ Lisa J. Maxwell
Lisa J. Maxwell
Senior Vice President and
Chief Financial Officer

Date:	January 20, 2006